Exhibit 99.1

FOSSIL GROUP, INC. ANNOUNCES COMMENCEMENT OF EXCHANGE OFFER,

CONSENT SOLICITATION AND RIGHTS OFFERING

RELATING TO ITS SENIOR NOTES

Richardson, TX – September 9, 2025 – Fossil Group, Inc. (NASDAQ: FOSL) (the “Company”) announced today that it has commenced an exchange offer (the “Exchange Offer”) and, accordingly, is offering to exchange any and all of the Company’s outstanding 7.00% Senior Notes due 2026 (the “Old Notes”) for (i) in the case of a holder of Old Notes (a “Holder”) that validly participates in the New Money Financing (as defined herein) (a “New Money Participant”), (A) 9.500% First-Out First Lien Secured Senior Notes due 2029 (“First-Out Notes”) in an amount equal to 100% of the face amount of such First-Out Notes per equal face amount of Old Notes validly tendered (and not validly withdrawn) and (B) such Holder’s pro rata portion of warrants (the “Initial Public Warrants”) exercisable into either shares of Common Stock, par value $0.01 per share (“Common Stock”) or pre-funded warrants exercisable into shares of Common Stock; and (ii) in the case of a Holder that does not purchase First-Out Notes in the New Money Financing (a “Non-New Money Participant”), (A) 7.500% Second-Out Second Lien Secured Senior Notes due 2029 (“Second-Out Notes,” and together with the First-Out Notes, “New Notes”) in an amount equal to 100% of the face amount of such Second-Out Notes per equal face amount of Old Notes validly tendered (and not validly withdrawn), and (B) such Holder’s pro rata portion of Initial Public Warrants. To validly participate in the Exchange Offer, a Holder must tender all their Old Notes.

Consent Solicitation

Concurrently with the Exchange Offer, the Company is soliciting each Holder to consent (the “Consent Solicitation”) to certain proposed amendments to the base indenture governing the Old Notes, dated November 8, 2021, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as supplemented by the first supplemental indenture thereto, dated November 8, 2021, and as may be further amended prior to the consummation of the Consent Solicitation (together, the “Old Notes Indenture”): (i)(A) to remove or modify certain covenants and events of default under the Old Notes Indenture that can be removed with the consent of Holders representing a majority of the aggregate principal amount outstanding of the Old Notes and (B) to subordinate the Old Notes in right of payment to the New Notes on the terms to be set forth in the applicable supplemental indenture to the fullest extent permitted by Section 316(b) of the Trust Indenture Act of 1939, as amended, and the Old Notes Indenture (this clause (i), the “Exchange Offer Amendments”) or (ii) (A) to change the governing law of the Old Notes and Old Notes Indenture to the laws of England and Wales and (B) to remove a covenant under the Old Notes Indenture that can be removed with the consent of Holders representing a majority of the aggregate principal amount outstanding of the Old Notes (this clause (ii), the “UK Proceeding Amendments” and together with the Exchange Offer Amendments, the “Proposed Amendments”).

By tendering Old Notes for exchange in the Exchange Offer, a Holder will be deemed to have validly (i) delivered their consent in the Consent Solicitation to the Proposed Amendments to the Old Notes Indenture and (ii) appointed the Information, Exchange and Subscription Agent as their proxy to implement a restructuring of the Company’s Old Notes on substantially the same terms as the Exchange Offer (with the exception of the Exchange Offer Amendments) through a proceeding under the UK Companies Act 2006 of England and Wales (a “UK Proceeding”), as further described in the Registration Statements (as defined herein). Subject to certain conditions as described in the Registration Statements, in the event that the Minimum Tender Condition (as defined in the Registration Statements), or any other condition to completing the Exchange Offer without a UK Proceeding, is not satisfied or waived by the Exchange Offer Expiration Time (as defined herein), the Company will be required to proceed with the UK Proceeding pursuant to the Transaction Support Agreement (as defined herein).

Holders who tender their Old Notes in the Exchange Offer and Supporting Holders who deliver their Old Notes in the Supporting Holders Exchange (as defined herein) and, therefore, are deemed to have provided their consents in the Consent Solicitation to the Proposed Amendments on or prior to the Exchange Offer Expiration Time will receive their pro rata portion of a consent premium consisting of an amount of New Notes aggregating $1.0 million in face amount (the “Consent Premium”).

Rights Offering

Concurrently with the Exchange Offer and Consent Solicitation, the Company is launching a rights offering (the “Rights Offering”) to Holders of Old Notes, as to which the Supporting Holders have separately agreed in the Transaction Support Agreement to participate on a private placement basis. Such Holders will receive their pro rata portion of rights to subscribe (“Subscription Rights”) to purchase First-Out Notes in the New Money Financing at a purchase price equal to 100% of the face amount of the First-Out Notes so purchased and to receive on account of such purchase one share of Common Stock for each $34.06 of First-Out Notes so purchased. $12,941,327 of First-Out Notes offered in the New Money Financing will be offered in respect of Old Notes held by Holders (other than the Supporting Holders) pursuant to the Rights Offering, and the remaining $19,558,673 of First-Out Notes will be allocated to the Supporting Holders pursuant to the Transaction Support Agreement (together, the “New Money Financing”). To participate in the Rights Offering, a Holder must subscribe for and purchase their Required Subscription Amount (as defined in the Registration Statements).

The table below provides in summary form a brief description of the principal aspects of the Exchange Offer, the Consent Solicitation and the Rights Offering (collectively, the “Transactions”), along with the consideration ultimately deliverable to Holders who successfully participate therein as well as the relevant participation deadline. The table is provided for your convenience, and does not describe the requirements for participation, conditions or other features of each such aspect of each Transaction.

Offering	Offering Description	Consideration	Deadline to Participate
Exchange Offer	Exchange of Old Notes for: • First-Out Notes or • Second-Out Notes

New Money Participants will receive:

•  First-Out Notes and

•  Initial Public Warrants

Non-New Money Participants will receive:

•  Second-Out Notes and

•  Initial Public Warrants

Holders who agree to tender their Old Notes in the Exchange Offer will be deemed to have validly given their consent to the Proposed Amendments in the Consent Solicitation and to have provided a proxy with respect to the UK Proceeding

Exchange Offer Expiration Time in the event the restructuring of the Old Notes is not implemented through a UK Proceeding or the Conditional Expiration Time (as defined in the Registration Statements) in the event that the restructuring of the Old Notes is implemented through a UK Proceeding

Rights Offering	Subscription Rights to: • Purchase new First-Out Notes

Holders in the Rights Offering will receive:

•  First-Out Notes and

•  Common Stock

Only Holders who purchase the Required Subscription Amount may participate in the Rights Offering. Holders who exercise their Subscription Rights are New Money Participants eligible to receive First-Out Notes in the Exchange Offer

Exchange Offer Expiration Time in the event the restructuring of the Old Notes is not implemented through a UK Proceeding or the Conditional Expiration Time in the event that the restructuring of the Old Notes is implemented through a UK Proceeding

Consent Solicitation	Consent to the Proposed Amendments

New Money Participants will receive:

•  Consent Premium payable in First-Out Notes

Non-New Money Participants will receive:

•  Consent Premium payable in Second-Out Notes

Only Holders who also tender their Old Notes in the Exchange Offer as noted above will receive the Consent Premium

Exchange Offer Expiration Time

Subject to applicable law, the Exchange Offer, the Consent Solicitation, the Rights Offering and the UK Proceeding are each being made independently of each other, and the Company reserves the right to terminate, withdraw or amend each of the Exchange Offer, the Consent Solicitation, the Rights Offering and the UK Proceeding independently of each other at any time and from time to time, as described in this Registration Statements.

The Exchange Offer will expire at 5:00pm New York City time on October 7, 2025 (the “Exchange Offer Expiration Time”); provided that in the event the Registration Statements have not been declared effective by October 2, 2025, the Exchange Offer Expiration Time shall be extended to a time that is at least three business days after such declaration of effectiveness. In the event that the Minimum Tender Condition (or any other condition to completing the Exchange Offer without a UK Proceeding) is not satisfied or waived by such date and the Company is required, pursuant to the Transaction Support Agreement, to proceed with the UK Proceeding, the Company will, subject to the terms of the Transaction Support Agreement, commence a UK Proceeding and seek to implement the restructuring of the Old Notes on substantially the same terms as the Exchange Offer (with the exception of the Exchange Offer Amendments) through a UK Proceeding. In such event, the Company will publicly announce its intention to commence a UK Proceeding and will extend the Exchange Offer and Rights Offering until the Conditional Expiration Time.

The Transactions are being effected pursuant to a registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2025 (the “S-3 Registration Statement”) and a registration statement on Form S-4 filed with the SEC on September 9, 2025 (the “S-4 Registration Statement” and together with the S-3 Registration Statement, the “Registration Statements”) which have been filed with the SEC but have not yet become effective. The consummation of the transactions contemplated by the Registration Statements is subject to, and conditional upon, the satisfaction of or, where permitted, the waiver of, the conditions discussed in the Registration Statements including, among other things, the Minimum Tender Condition (in the event the restructuring of the Old Notes is not implemented through a UK Proceeding), the applicable conditions in the Transaction Support Agreement and the Registration Statements having been declared effective and remaining effective on the settlement date of the Transactions. The Company may, in compliance with the Transaction Support Agreement and with consent from the Supporting Holders, waive any such conditions at or prior to the applicable expiration time, except the condition that the Registration Statements have been declared effective by the SEC and remain effective on the applicable settlement date.

Certain existing Holders (the “Supporting Holders”) collectively hold approximately 60% of the aggregate principal amount of the Old Notes as of the date of the launch of the Exchange Offer, the Consent Solicitation and the Rights Offering and, as previously announced, executed a Transaction Support Agreement with the Company and certain of its subsidiaries (the “Transaction Support Agreement”). The Supporting Holders have agreed to purchase First-Out Notes in an amount equal to their respective pro rata portion of the New Money Financing, and, in the event that not all Holders participate in the Rights Offering, to purchase additional First-Out Notes in a concurrent private transaction on substantially the same terms as Holders in the Rights Offering in an amount equal to the principal amount of the First-Out Notes unpurchased in the Rights Offering. The Supporting Holders have agreed to exchange all of their respective Old Notes for new First-Out Notes in a concurrent private transaction, to consent to the Proposed Amendments and to support a UK Proceeding, in each case, in accordance with the terms set forth in the Transaction Support Agreement (the “Supporting Holders Exchange”).

About Fossil Group, Inc.

Fossil Group, Inc. is a global design, marketing, distribution and innovation company specializing in lifestyle accessories. Under a diverse portfolio of owned and licensed brands, our offerings include watches, jewelry, handbags, small leather goods, belts and sunglasses. We are committed to delivering the best in design and innovation across our owned brands, Fossil, Michele, Relic, Skagen and Zodiac, and licensed brands, Armani Exchange, Diesel, Emporio Armani, kate spade new york, Michael Kors, and Tory Burch. We bring each brand story to life through an extensive distribution network across numerous geographies, categories and channels. Certain press release and SEC filing information concerning the Company is also available at www.fossilgroup.com.

Where You Can Find Additional Information

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to buy or sell any security.

Further details regarding the terms and conditions of the Transactions, including descriptions of the New Notes, the Initial Public Warrants, the pre-funded warrants and the Common Stock, can be found in the Registration Statements that have been filed with the SEC but have not yet become effective. The securities subject to the Registration Statements may not be issued and sold, nor may offers to buy be accepted, prior to the time the Registration Statements become effective. ANY HOLDER HOLDING OLD NOTES IS URGED TO READ THE REGISTRATION STATEMENTS AND OTHER DOCUMENTS THE COMPANY HAS FILED OR FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS.

The Registration Statements and other related documents, when filed, can be obtained for free from the SEC’s website at www.sec.gov.

Epiq Corporate Restructuring, LLC is acting as the Information, Exchange and Subscription Agent for the Transactions, as applicable. Questions and requests for assistance or for copies of the prospectus may be directed to the Information, Exchange and Subscription Agent at its email address at: Registration@epiqglobal.com (with the subject line to include “Fossil”) or via phone at +1 (646) 362-6336.

Cantor Fitzgerald & Co. is acting as the Dealer Manager for the Transactions. Any questions regarding the terms of the Transactions may be directed to the Dealer Manager via email at Ian.Brostowski@cantor.com (with the subject line to include “Fossil”) or phone at +1 (212) 829-7145; Attention: Tom Pernetti and Ian Brostowski.

You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer, Consent Solicitation and Rights Offering.

Cautionary Note About Forward Looking Statements

This press release contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause the Company’s actual plans and results to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of our restructuring and turnaround plans; risks related to strengthening our balance sheet and liquidity and improving working capital; risks related to our planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions and our ability to meet debt service obligations; risks related to the success of our business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of our retail stores; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the significant costs incurred by us in connection with the Transactions; our inability to comply with the restrictive debt covenants contained in the New Notes; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 12, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, and August 14, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, we caution you against relying on any forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this press release.

Investor Relations

Christine Greany

The Blueshirt Group

(858) 722-7815

christine@blueshirtgroup.com

Dealer Manager

Cantor Fitzgerald & Co.

Attention: Tom Pernetti and Ian Brostowski

(212) 829-7145

Ian.Brostowski@cantor.com (with the subject line to include “Fossil”)